SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                            March 6, 2000
                            Date of Report
                  (Date of Earliest Event Reported)

                          PET QUARTERS, INC.
            (Exact Name of Registrant as Specified in its Charter)

                        720 East Front Street
                        Lonoke, Arkansas 72806
               (Address of principal executive offices)

                             501/676-9222
                   (Registrant's telephone number)

                     WELLSTONE ACQUISITION CORPORATION
                         1504 R Street, N.W.
                        Washington, D.C. 20009
                   (Former name and former address)

   Arkansas                         0-28469                     62-1698524
  (State or other                  (Commission             (I.R.S. Employer
  jurisdiction of                   File Number)           Identification No.)
  incorporation)

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

        (a) Pursuant to an Agreement and Plan of Reorganization (the "Acquisition Agreement"), Pet Quarters, Inc. ("Pet Quarters" or the "Company"), an Arkansas corporation, has acquired all the outstanding shares of common stock of Wellstone Acquisition Corporation ("Wellstone"), a Delaware corporation, from the shareholders thereof in exchange for an aggregate of 130,208 shares of common stock of Pet Quarters (the "Acquisition"). As a result, Wellstone has become a wholly-owned subsidiary of Pet Quarters.

        The Acquisition was approved by the unanimous consent of the Board of Directors of Pet Quarters on March 6, 2000. The
Acquisition was effective March 6, 2000. The Acquisition is intended to qualify as a reorganization within the meaning of
Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

        Pet Quarters had 13,467,500 shares of common stock issued and outstanding prior to the Acquisition and 13,597,708 shares issued and outstanding following the Acquisition.

        Upon effectiveness of the Acquisition, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, Pet Quarters elected to become the successor issuer to Wellstone for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act.

        A copy of the Acquisition Agreement is filed as an exhibit to this Current Report and is incorporated in its entirety herein. The foregoing description is modified by such reference.

        (b) The following table contains information regarding the shareholdings of Pet Quarters' current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of any warrants held by each such person or entity exercisable within 60 days of the date hereof):

                                Number of Shares of            Percent of
                                Common Stock Beneficially      Common Stock
Name                            Owned (1)                      Beneficially
                                                               Owned (2)

Steven B. Dempsey                    910,156                   6.7%
President and Chairman
103 Red River Drive
Sherwood, Arkansas 72120

Gregg Rollins (3)                    243,983                    1.8%
Chief Financial Officer
1700 Royal Drive
Conway, Arkansas 72032

Dino Moshova                        517,328                    3.8%
Vice President of Technology,
Director
56 Stuart Place
Munsey Park, New York 11030

Jack Rosenzweig                    1,089,097                   8.0%
Chief Executive Officer of
  Humboldt Industries Incorporated
1 Maplewood Drive
Hazelton, Pennsylvania 18201

Helene Rosenzweig                  1,089,097                   8.0%
President of Maplewood
   Industries, Inc.
1 Maplewood Drive
Hazelton, Pennsylvania 18201

Ammonia Hold, Inc. (4)             1,687,500                  12.4%
10 Gunnebo Drive
Lonoke, Arkansas 72086

Michael Parnell  (5)               1,785,337                  13.1%
11320 South Ridge
Little Rock, Arkansas 72212

All officers and                   1,671,467                  12.3%
directors as a group (3 persons)

(1) Includes options and warrants which are exercisable within 60 days of the date hereof.

(2) Based upon 13,597,708 shares outstanding following the Acquisition.

(3) Includes 5,500 shares held by Mr. Rollins' minor children and options to purchase 150,000 shares of common stock.

(4) The Board of Directors of Ammonia Hold, Inc. are Michael D. Parnell, Dan N. Thompson, Robert S. Ligon, Charles R.
        Nickle, and William H. Ketchum.

(5) Includes 804,837 shares of common stock owned directly by Mr. Parnell and 980,500 shares of common stock which he controls as the Trustee of the Matthew J. Hoff Trust, dated June 22, 1998. Mr. Parnell and the Hoff Trust paid the interest on behalf of Pet Quarters on a Bridge Loan Extension dated November 10, 1999. Pet Quarters issued to each of Mr. Parnell and the Hoff Trust a convertible note in the amount of $102,361.50. The notes were convertible at $.50 per share and were exercised on January 27, 2000 by both Mr. Parnell and the Hoff Trust.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

        (a) The consideration exchanged pursuant to the Acquisition Agreement was negotiated between Wellstone and Pet Quarters. In evaluating the Acquisition, Wellstone used criteria such as the value of assets of Pet Quarters, Pet Quarters' ability to compete in the market place, Pet Quarters's current and anticipated business operations, and Pet Quarters management's experience and business plan. In evaluating Wellstone, Pet Quarters placed a primary emphasis on Wellstone's status as a reporting company under Section 12(g) of the Securities Exchange Act of 1934, as amended and Wellstone's facilitation of Pet Quarters compliance with the Eligibility Rule of the NASD OTC Bulletin Board.

        (b) The Company intends to continue the marketing and selling of pet supplies via its Internet Web site and catalogue sales, and intends to expand its pet-related E-commerce services.

BUSINESS

THE COMPANY

        Pet Quarters was incorporated on May 22, 1997, under the laws of the State of Arkansas. The Company's principal business is selling pet supplies principally through its Internet Web site and from conventional off-line catalogues. The Company offers over 7,500 items for pets through its Web site at www.petquarters.com.

        The Company's Web site also contains editorial content and discussion groups intended to increase traffic on its Web site, thereby increasing sales, and also attracting advertising revenues. However, there can be no assurance that the Web site will attract visitors, or if increased Web site traffic will lead to sales or advertisers, or if so, that such can be maintained.

        The Web site offers a variety of features intended to increase sales and foster customer loyalty. Customers can create a profile that displays only applicable products (e.g., products for dogs only), view past orders in order to replace an identical order, or create a customer profile containing saved shipping or payment information.

        There can be no assurance that the Company will be able to implement its business plan successfully and make a profit selling its products. The Company has experienced significant losses and there can be no assurance that it will be able to sell its products economically or in sufficient quantities to enable the Company to continue as a going concern.

MARKETING

        The Company sells its products to its customers both on a retail and wholesale basis.

        For its retail customers, the Company attempts to combine the convenience of online shopping with aa comparable selection of products as those found at traditional retail outlets. Through its wholly-owned subsidiary, Humboldt Industries Incorporated, which Pet Quarters acquired on August 1, 1999, the Company now possesses the capability of offering in-house fulfillment of orders that management believes will improve profitability, customer satisfaction and quality control.

        Wholesale sales include those to pet professionals, including kennels, managers and staff of animal shelters and humane societies, veterinarians, groomers, breeders, show exhibitors, and owners with multiple animals whose purchase requirements qualify them for wholesale rates.

        The online marketplace, including pet care related service providers, has become highly intense and the number of competitors continues to increase. The Company believes that it can capitalize on the online sale of pet supplies and accessories due to its extensive pet industry experience, having its own fulfillment and customer service capacity, the ability to offer the customer purchases either through the Internet or catalogue, and its development of a Web site providing authoritative content for pet owners and enthusiasts.

SUBSIDIARIES

        The Company has three subsidiaries: PQ Acquisition Company, Inc. ("PQ Acquisition"), Humboldt Industries Incorporated
("Humboldt") and Maplewood Industries, Inc. ("Maplewood").

        PQ Acquisition is an Arkansas corporation organized in 1999 for the sole purpose of acting as an intermediate corporation to acquire Humboldt Industries. PQ Acquisition currently owns all of the issued and outstanding shares of stock of Humboldt and Maplewood. As of August 1, 1999, PQ Acquisition acquired all the issued and outstanding shares of Humboldt and Maplewood for $4.6 million in cash and common stock of Pet Quarters valued at $4.6 million.

        Humboldt and Maplewood sell pet supplies via catalogue order and act as fulfillment companies (i.e., companies which fulfill the orders and ship the products purchased on the Company's Web site and through the subsidiaries' catalogues), and provide customer service by phone and E-mail.

        Humboldt circulates two mail order catalogues, Home Pet Shop and Dog's Outfitter, to its retail and wholesale customers both domestically and internationally. Maplewood circulates the Maplewood Crafts catalogue and the Plastic Canvas catalogue and distributes a wide variety of craft kits and craft supplies, primarily focusing on the consumer marketplace. Maplewood shares the Humboldt infrastructure, resources and associated costs.

COMPETITION

        Pet Quarters faces both indirect and direct competition. The market for pet supplies is highly competitive and divided among
(i) supermarkets and other mass merchants, (ii) single store and conventional pet shops, (iii) specialty pet supply chains, (iv) pet supply warehouse stores, (v) mail order catalog companies and (vi) Internet merchants.

        Pet Quarters currently or potentially competes with a variety of other companies, including traditional store-based pet toy and pet product retailers such as PetsMart and Petco; major discount retailers such as Wal-Mart, Kmart and Target; online efforts of these traditional retailers; catalog retailers of pet products, such as www.petswarehouse.com; vendors of pet products that currently sell certain of their products directly online; Internet portals and online service providers that feature shopping services, such as AOL, Yahoo!, Excite and Lycos; and various other online retailers of pet products, such as www.pets.com and www.petstore.com.

       REGULATION

               Pet Quarters's business is not subject to any special regulatory regime, other than general laws and regulations, such as employment and safety regulations, that apply generally to any business. There is no significant regulatory regime that applies to businesses that engage in E-commerce.

       EMPLOYEES

               As of March 6, 2000, the Company had 83 full time employees and 5 part-time employees.

       PATENTS, TRADEMARKS AND LICENSES

               The Company has filed for trademark protection for the use of its Web site name Pet Quarters.com. Humboldt Industries has applied for and been granted trademark protection for many of its products and tradenames.

       OFFICES

               The Company owns its headquarters at 720 East Front Street, Lonoke, Arkansas. Its telephone number is 501/676-9222 and its fax number is 501/676-9245.
       The property includes approximately 50,000 square feet of warehouse and distribution space and 5,000 square feet of office space.

               The Company leases Humboldt's Hazelton,
       Pennsylvania, distribution center which includes an office and warehouse facility of approximately 63,500 square feet and is located on a 10-acre site. Lease payments are currently $20,000 per month. The Company has a five-year option to purchase the property.

       LEGAL PROCEEDINGS

               Pet Quarters is not involved in any lawsuits other than routine litigation incidental to ongoing business.

       DESCRIPTION OF SECURITIES

               The authorized capitalization of the Company consists of 40,000,000 shares of common stock, $.001 and 10,000,000 shares of preferred stock, $.001 par value. Upon consummation of the Acquisition, the Company had 13,597,708 shares of its common stock and no shares of preferred stock issued and outstanding.

       MARKET FOR THE COMPANY'S SECURITIES

               The common stock of Pet Quarters is traded over-the-counter on the NASD OTC Bulletin Board under the symbol "PDEN." The market for the OTC common stock is characterized generally by low volume and broad price and volume volatility. Pet Quarters cannot give any assurance that a stable trading market will develop for its stock or that an active trading market will be sustained. Moreover, the trading price of Pet Quarters' common stock could be subject to wide fluctuations due to such factors as quarterly variations in operating results, competition, announcements of new products by Pet Quarters or its competitors, product enhancements by Pet Quarters or its competitors, regulatory changes, differences in actual results from those expected by investors and analysts, changes in financial estimates by securities analysts, and other events or factors.

               The Company has been a non-reporting publicly traded company with certain of its securities exempt from registration under the Securities Act of 1933. The Nasdaq Stock Market has implemented a change in its rules requiring all companies trading securities on the NASD OTC Bulletin Board to become reporting companies under the Securities Exchange Act of 1934. Pet Quarters acquired all the outstanding shares of Wellstone to become successor issuer to it pursuant to Rule 12g-3 of the Securities and Exchange Commission in order to comply with the Eligibility Rule for the NASD OTC Bulletin Board.

               The following table represents the recent trading history of the Company's common stock:

       MONTH             HIGH     LOW      VOLUME

       March 1999       1.437     0.437         1,392,700
       April 1999       1.531     0.812         1,351,000
       May 1999         5.125     1.468         3,784,200
       June 1999        4.406     2.812         1,457,100
       July 1999        4.531     3.406         1,134,900
       August 1999      6.718     3.875         8,106,400
       September 1999   6.656     2.250         1,569,500
       October 1999     3.468     1.875           555,200
       November 1999    2.812     0.970         1,925,800
       December 1999    3.125     1.437         3,858,500
       January 2000     5.312     2.500         5,152,000
       February 2000    5.593     2.812         3,323,600


               The market price of the Company's common stock over the last 52 weeks has ranged from a high of $6.718 to a low of $0.437. On March 3, 2000, the high was $3.875 and the low $2.750 with a volume of 206,300 shares.

       SALES OF UNREGISTERED SECURITIES

               The Company was founded by Matthew Hoff and Michael Parnell in May, 1997. Mr. Hoff contributed $4,100 for 4,100,000 shares of the Company's common stock. Mr. Parnell contributed $2,000 for 2,000,000 shares of the Company's common stock. During June and July, 1997, the Company conducted a private offering of securities pursuant to Rule 504 of Regulation D and raised $105,000 in proceeds from the sale of 1,050,000 shares of common stock at $.10 per share. The offering was made to twenty-one persons, including public investors not affiliated with the Company. The Company offered its securities through its officers and directors on a best efforts basis. Consequently, there were no underwriting discounts or commissions.

               In August, 1997, the Company conducted a second private offering of securities pursuant to Rule 504 of Regulation D. In this offering, common stock was sold at $.50 per share to fifty-two persons, many of whom were current shareholders, raising an additional $860,000, less offering costs of $31,567. This offering was extended to persons who were affiliates with the Company and some private investors. The Company offered its securities through its officers and directors on a best efforts basis. Consequently, there were no underwriting discounts or commissions.

               In November, 1997, the Company issued
       1,777,500 shares of its common stock to acquire land and a building from Ammonia Hold, Inc ("Ammonia
       Hold").  The stock was valued at $888,750.

               During the fiscal year ended on June 30, 1999, the Company issued 180,000 shares of its common stock pursuant to its management incentive plan. On September 9, 1999, 95,000 additional shares of common stock were issued to Humboldt Industries employees.
       An additional 1,146,417 shares were issued to acquire Humboldt Industries and 153,334 were issued as part of the financing for the Humboldt Industries acquisition. A total of 60,195 shares were issued to three vendors of the Company in order to secure their services during fiscal year 1999. Each of the above transactions were private transactions which did not involve a public offering. The transactions were conducted pursuant to Section 4(2) and other provisions of the Securities Act of 1933, as amended.

               In January and February, 2000, the Company sold 700,525 shares of its common stock to eighteen unaffiliated accredited investors at a price of $2.10 per share.

               In February, 2000, the Company sold 714,285 shares of its common stock to two unaffiliated accredited investors at a price of $2.10 per share. In addition, these purchasers received warrants for 700,525 shares of Pet Quarters' common stock exercisable over three years at $4.6576 per share. The sales which occurred in January and February were made pursuant to the exemptions found in Section 4(2) of the Securities Act of 1933, as amended.

       TRANSFER AGENT

             The Company's transfer agent is Atlas Stock
       Transfer Company, Salt Lake City, Utah.

       MANAGEMENT

             The current executive officers and directors of the Company are as follows:

       Name                        Age        Position

       Steven B. Dempsey           44         Chairman, President and Director
       Gregg Rollins               42         Chief Financial Officer
       Dino Moshova                37         Vice President of Technology
                                                 and Director

             The current executive officers and directors of the Company's subsidiaries are as follows:

       Mike Kelly                  37          President of Humboldt
       Jack Rosenzweig             60          Chief Executive Officer of
                                                 Humboldt
       Helene Rosenzweig           60          President of Maplewood

             STEVEN B. DEMPSEY, President and Director. Mr. Dempsey joined the Company in November, 1997 and has served as the President of the Company since May 1998 and as a director since June, 1998. From February, 1989 to November, 1997, Mr. Dempsey was a vice president of sales and marketing at Paine Webber, Inc., Little Rock, Arkansas. Mr. Dempsey graduated from Hendrix College, Conway, Arkansas in 1978.

             GREGG ROLLINS, Chief Financial Officer.  Mr.
       Rollins has been employed by the Company since April, 1999. Mr. Rollins was a senior vice president with Lieblong Associates, Little Rock, Arkansas, from June, 1998 until April, 1999 and was an account vice president, assistant manager and sales manager with Paine Webber, Inc., Little Rock, Arkansas from August, 1988 to June, 1998. Mr. Rollins graduated from Oklahoma Baptist University in 1980.

             DINO MOSHOVA, Director. Mr. Moshova has been a director since the Company's inception in 1997. Mr. Moshova has operated Moonbark Web Designer, Munsey Park, New York, since September, 1997. From September, 1984 until September, 1997, Mr. Moshova owned and operated Leisure Video of New York. Mr. Moshova graduated from Fordham University in 1983.

             MICHAEL KELLY, President of Humboldt. Mr. Kelly has been President of Humboldt since September, 1999. Mr. Kelly was a vice president/general manager with Sporting Dogs Specialties (PetSmart Direct) between April, 1987 and April, 1998, and vice president of Home Trends from April, 1998 until August, 1999. Mr. Kelly graduated from Rochester Institute of Technology in 1986.

             JACK ROSENZWEIG, Chief Executive Officer of
       Humboldt. Mr. Rosenzweig co-founded Humboldt in January, 1982 and has served as the Chief Executive Officer of Humboldt since that time. He has thirty-seven years experience in the pet industry. Mr. Rosenzweig graduated from Kansas State University in 1961.

             HELENE ROSENZWEIG, President of Maplewood. Ms. Rosenzweig was a co-founder of Humboldt and serves as President of Maplewood which was purchased in January, 1989. Ms. Rosenzweig graduated from Courtland State University in 1961.

             The Company has no audit, compensation or executive committees. Currently, the Company does not maintain key man life insurance policies on any of the Company's executive officers.

       RELATED TRANSACTIONS

              Michael Parnell, a founder of the Company, submitted a settlement offer in an action brought by the Securities and Exchange Commission in regard to Ammonia Hold, Inc. The settlement offer was accepted on December 28, 1999. Mr. Parnell has paid a civil penalty in the amount of $25,000 and is permanently enjoined from selling securities in violation of the registration provisions of the Securities Act of 1933 and from violating the fraud provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. Mr. Parnell consented to the settlement without admitting or denying the allegations of the complaint filed by the Securities and Exchange Commission.

       EXECUTIVE COMPENSATION

             Steven B. Dempsey earns an annual salary of $100,000.

             Jack Rosenzweig, Helene Rosenzweig, and Michael Kelly each entered into an employment agreement with subsidiaries of the Company, effective as of the consummation of the acquisition of Humboldt Industries, providing for a base annual compensation of $100,000, $100,000, and $135,000, respectively, plus $14,400 automobile allowance for each of Mr. and Mrs. Rosenzweig.

       SUMMARY OF FINANCIAL INFORMATION

             Pet Quarters incurred net losses for the year ended June 30, 1999 of ($1,052,265) on sales of $262,470. During the six months ended December 31, 1999 the Company incurred a net loss of ($4,002,683) on sales of $6,198,900. As of December 31, 1999, the Company had current assets of $2,454,215 and current liabilities of $7,978,333.

             If losses continue, the Company may need to raise additional capital through the placement of its securities or from debt or equity financing. If the Company is not able to raise such financing or obtain alternative sources of funding, management may be required to curtail operations.

       BRIDGE LOAN

                 Pet Quarters borrowed $4,600,000 from Sun
       Valley Trust on July 30, 1999 (the "Trust") to acquire Humboldt Industries (the "Bridge Loan"). Both unaffiliated individuals and entities and affiliated individuals contributed money to the Trust to enable the Trust to make the Bridge Loan. Individuals affiliated with Pet Quarters accounted for $1,023,000 of the $4,600,000. An unaffiliated entity, Olympus Capital ("Olympus"), accounted for $2,000,000 of the $4,600,000, appointed the trustee, hired counsel for the Trust and negotiated the terms of the Bridge Loan on behalf of the Trust. Without the contribution from Olympus to the Trust, the Trust would not have had the funds available to make the loan to Pet Quarters.

                 As an incentive for the Trust to make the Bridge Loan, Pet Quarters issued 153,334 of its restricted shares to the Trust that were distributed by the Trust to its beneficiaries.

                 The Bridge Loan is secured by all of the outstanding shares of stock of Humboldt and Maplewood.
        The original note was payable in full on October 1, 1999. The Company failed to make the required payment, and shortly thereafter, the trustee attempted to foreclose on the collateral (Humboldt and Maplewood). On November 10, 1999, Pet Quarters executed an extension of the Bridge Loan. As an inducement for Olympus to agree to the extension and leave its capital in the Trust and not foreclose on the collateral, the beneficiaries of the Trust granted Olympus the power and authority to direct the actions of the trustee of the Trust. In addition, a five percent (5%) penalty of $230,000 was added to the outstanding principal amount of the note, resulting in an outstanding principal balance of $4,830,000.

                 The Company issued an additional 275,000 restricted shares of Pet Quarters stock to the Trust for the extension which shares were distributed to its beneficiaries. The interest rate was reduced from 12.5% per annum to 10% per annum and the maturity date was extended to May 10, 2000. In exchange, Pet Quarters agreed to make monthly partial interest payments of $20,000 by the 10th day of each month commencing December 10, 1999.

                 The earned but unpaid interest accumulates interest free until Pet Quarters raises additional capital, then, to the extent Pet Quarters has raised additional capital, Pet Quarters is required to pay all accrued but unpaid interest to the Trust. The terms of the extension also required a partial principal payment of $1,000,000 by February 10, 2000. To induce Olympus to agree to the extension of the Bridge Loan, all of the beneficiaries of the Trust agreed that Olympus would be entitled to preferential treatment and all of the $1,000,000 due on February 10, 2000 was to be paid to Olympus through the Trust rather than allocated among all of the beneficiaries.

                 On February 3, 2000, Pet Quarters paid the
       $1,000,000 principal payment to the Trust. The remaining principal balance plus accrued interest is due in full on May 10, 2000. As of February 22, 2000, Pet Quarters is current on all obligations with the Trust.

                 In connection with the extension of the
       Bridge Loan on November 10, 1999, the Company was required to pay interest, attorney fees, and associated expenses of the trustee in the amount of $204,723 (the "Outstanding Expenses"). These funds were borrowed from the Matthew J. Hoff Trust ("Hoff Trust") and Michael Parnell. Mr. Parnell, as trustee for the Hoff Trust, and on his own behalf, received two convertible notes for the Company for $102,361.50 each (the "Expense Notes"). The Expense Notes were convertible, wholly or partially, into common stock of the Company at a rate of $.50 of debt for each share of common stock. On January 27, 2000, the Expense Notes were converted into 409,446 shares of restricted common stock of the Company for both the Hoff Trust and for Michael Parnell.

       RISK FACTORS

             HISTORY OF LOSSES. The Company has experienced substantial losses and there can be no assurance that future operations will be profitable. Revenues and profits, if any, will depend upon various factors, including market acceptance of its concepts, market awareness, its ability to expand its customer base, dependability of its advertising and recruiting network, and general economic conditions. There is no assurance that the Company will achieve its goals and the failure to achieve such goals would have an adverse impact on it.

             THE COMPANY MAY NEED ADDITIONAL FINANCING.
       Future events, including the problems, delays, expenses and difficulties frequently encountered by companies, may lead to cost increases that could make the Company's funds insufficient to support the Company's operations. The Company may seek additional capital, including an offering of its equity securities, an offering of debt securities or obtaining financing through a bank or other entity. The Company has not established a limit as to the amount of debt it may incur nor has it adopted a ratio of its equity to a debt allowance. If the Company needs to obtain additional financing, there is no assurance that financing will be available from any source, that it will be available on terms acceptable to the Company, or that any future offering of securities will be successful. The Company could suffer adverse consequences if it is unable to obtain additional capital when needed.

             INTERNET COMMERCE RISKS. Concerns over the security of transactions conducted on the Internet and other on-line services as well as users' desires for privacy may also inhibit the growth of sales on the Internet. The activities of the Company are expected to involve the storage and transmission of proprietary information, such as credit card numbers and other confidential information. Any security breaches could damage the Company's reputation and expose it to a risk of loss, litigation, and possible liability. There can be no assurance that the Company's security measures will prevent security breaches or that failure to prevent such security breaches will not have a material adverse effect on its business, financial condition and results of operations. The Company will be dependent on others for its software and the hosting of its Web site. Businesses on the Internet are subject to the risk of credit card fraud and other types of theft and fraud perpetrated by hackers and on-line thieves. Credit card companies may hold merchants fully responsible for any fraudulent purchases made when the signature cannot be verified. Although credit card companies and others are in the process of developing anti-theft and anti-fraud protections, and while the Company itself will continually monitor this problem, at the present time the risk from such activities could have a material adverse effect on the Company. A party who is able to circumvent the Company's security measures could misappropriate confidential information or cause interruptions in the Company's operations. The Company may be required to expend significant capital and other resources to protect against such security breaches or to alleviate problems caused by such breaches. If a compromise of the Company's security were to occur, or if its software or Web site hosting fails, there could be a material adverse effect to the Company's business, financial condition, and results of operations.

             LACK OF CONTINUED DEVELOPMENT OF E-COMMERCE
       MARKET. The use of the Internet and the World Wide Web for commercial purposes is expanding dramatically.
        There is no assurance, however, that as increased commerce takes place on the Internet that unforeseen overloads, lack of sufficient hardware, telephone availability or other problems may develop. In addition, consumer use of the Internet for purchases, banking, and other commercial uses may decline for any number of reasons such as security problems, overload difficulties, shopping trends, or slow Internet access. These difficulties may undermine Company's expansion and promotional efforts. There is no assurance that the Company will be able to successfully overcome these difficulties and maintain its competitive pricing and services.

             LOSS OF THE COMPANY KEY EMPLOYEES MAY ADVERSELY AFFECT GROWTH OBJECTIVES. The Company's success in achieving its growth objectives depends upon the efforts of Steven B. Dempsey, President of the Company, and other Company management members, including the management of the Company's subsidiaries. The loss of the services of any of these individuals may have a material adverse effect on the Company business, financial condition and results of operations. There is no assurance that the Company will be able to maintain and achieve its growth objectives should it lose any or all of these individuals' services.

             THE COMPANY IS DEPENDENT ON ITS SUPPLIERS. The Company is dependant on a steady supply of products. There are only a limited number of suppliers of certain products, and there can be no assurance that supplies will timely meet the Company's requirements. Furthermore, there can be no assurance that the Company's suppliers will remain in the business of manufacturing these products, or maintain their relationship with the Company.

             ADVERSE ECONOMIC CONDITIONS OR A CHANGE IN
       GENERAL MARKET PATTERNS. A weak economic environment could adversely affect the Company sales efforts. Many factors beyond the Company's control may decrease overall demand for the Company's products including, among other things, decrease in the entry costs by other similarly situated companies, increase in the overall unemployment rate, additional government regulation or a downturn in engineering projects by civilian, governmental or military entities. There can be no assurance that the general market demand for long-term storage and related fields will remain the same or will not decrease in the future.

             ISSUANCE OF FUTURE SHARES MAY DILUTE INVESTORS SHARE VALUE. The Company is authorized to issue 40,000,000 shares of common stock and 10,000,000 shares of preferred stock. The future issuance of all or part of the remaining authorized common stock may result in substantial dilution in the percentage of the Company's common stock held by the its then existing shareholders. Moreover, any common or preferred stock issued in the future may be valued on an arbitrary basis by the Company. The issuance of the Company's shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by investors, and might have an adverse effect on a trading market for the Company's common stock.

             SHARES AVAILABLE FOR FUTURE SALE. The market price of the Company's common stock could drop if substantial amounts of shares are sold in the public market or if the market perceives that such sales could occur. A drop in the market price could adversely affect holders of the stock and could also harm the Company's ability to raise additional capital by selling equity securities. The Company has outstanding options and warrants, including convertible warrants exercisable at a price below that of the recent market price. The exercise of these warrants and options at a price less than the market price could dilute the value of outstanding shares and depress the market price. In addition, the perception that these instruments may be exercised for or converted into common stock that could be sold into the public market could adversely affect the market price of the Company's common stock. In addition, shares issued by the Company in private transactions over the past two years will become eligible for sale into the public market under SEC Rule 144.

             PENNY STOCK REGULATION. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the Nasdaq Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market.
       The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the Company's securities. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Company's securities will reach or maintain such a level.

             THIRD-PARTY MARKET PRICE MANIPULATIONS. The shares of the Company's common stock are traded on the NASD OTC Bulletin Board. Share price quotations for the Company's stock may reflect inter-dealer prices, without retail mark-up, without retail mark-up, mark-down or commissions, and may not represent actual transactions. In addition, from time to time, persons not affiliated with the Company may seek to manipulate the market price of the Company's common stock in a manner unknown to the Company, which may cause a drastic change in the price of the Company's common stock unrelated to any activity by the Company. Any rapid change in the Company's stock price should be viewed with caution.

             THE COMPANY MAY NOT BE ABLE TO PROTECT ITS TRADE
       OR SERVICE MARKS. The Company cannot be certain that it will be able to prevent the misappropriation of its trade or service marks.

       ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

             Not applicable.

       ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

             Not applicable.

       ITEM 5.     OTHER EVENTS

             Successor Issuer Election.

             Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange
       Commission, the Company elected to become the successor issuer to Wellstone for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act.

       ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE
       OFFICERS

             The sole officer and director of Wellstone resigned effective upon completion of the Acquisition.

       ITEM 7.     FINANCIAL STATEMENTS

             No financial statements are filed herewith. The
       Registrant is required to file audited financial statements no later than 60 days after the date that this Current Report must be filed.

       ITEM 8.     CHANGE IN FISCAL YEAR

             Wellstone's fiscal year ends December 31. The
       Company intends to keep its fiscal year which ends
       June 30.

       EXHIBITS

       2.1.                Agreement and Plan of
                           Reorganization between Pet
                           Quarters, Inc. and Wellstone
                           Acquisition Corporation.

       *27.1.              Financial Data schedule.
       _______
       *To be filed by amendment



                          SIGNATURES

             Pursuant to the requirements of the Securities
       Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  PET QUARTERS, INC.


                                  By /s/ Steven B. Dempsey
                                         President


      Date: March 6, 2000